Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-QSB for the quarterly period ended March 29, 2003 of Innovative Micro Technology, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Dated:  July 18, 2003                              /s/ John S. Foster
                                                   ------------------
                                                   John S. Foster
                                                   Chief Executive Officer



                                                   /s/ Peter T. Altavilla
                                                   ----------------------
                                                   Peter T. Altavilla
                                                   Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



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